                                 EXHIBIT 23(c)

                         INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Lanier Bankshares, Inc.

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Proxy
Statement/Prospectus.


                                                /s/ Mauldin & Jenkins, LLC


Atlanta, Georgia
December 13, 1999